                    EVANS & SUTHERLAND COMPUTER CORPORATION

                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                               TABLE OF CONTENTS
                               -----------------
ARTICLE 1
- ---------
           STATEMENT OF PURPOSE ...............................    1
           --------------------

ARTICLE 2
- ---------
           DEFINITIONS.........................................    1
           -----------

ARTICLE 3
- ---------
           ELIGIBILITY AND PARTICIPATION ......................    4
           -----------------------------
  3.1      ELIGIBILITY ........................................    4
  3.2      PARTICIPATION ......................................    4
  3.3      SUICIDE.............................................    4

ARTICLE 4
- ---------
           RETIREMENT BENEFIT..................................    4
           ------------------
  4.1      NORMAL RETIREMENT BENEFIT...........................    4
  4.2      EARLY RETIREMENT BENEFIT............................    5
  4.3      DEATH AFTER COMMENCEMENT OF RETIREMENT BENEFIT......    5
  4.4      ALTERNATE FORM OF PAYMENT...........................    5
  4.5      FORFEITURE OF BENEFITS..............................    5

ARTICLE 5
- ---------
           SURVIVOR BENEFIT....................................    6
           ----------------
  5.1      SURVIVOR BENEFIT....................................    6

ARTICLE 6
- ---------
           SEVERANCE BENEFIT...................................    6
           -----------------
  6.1      SEVERANCE BENEFIT...................................    6

ARTICLE 7
- ---------
           CHANGE OF CONTROL...................................    6
           -----------------
   7.1     FUNDING OF TRUST ON CHANGE OF CONTROL...............    6
   7.2     TERMINATION ON CHANGE OF CONTROL....................    7

                               TABLE OF CONTENTS
                                  Continued

                                                                  PAGE
ARTICLE 8
- ---------
           DISABILITY BENEFIT AND AUTHORIZED LEAVE OF ABSENCE..    7
           --------------------------------------------------
   8.1     DISABILITY BENEFIT..................................    7
   8.2     AUTHORIZED LEAVE OF ABSENCE.........................    7

ARTICLE 9
- ---------
           RESTRICTIVE COVENANT................................    7
           --------------------
   9.1     RESTRICTIVE COVENANT................................    7

ARTICLE 10
- ----------
           ADMINISTRATION......................................    8
           --------------
   10.1    PLAN ADMINISTRATOR..................................    8
   10.2    ALLOCATION OF FIDUCIARY RESPONSIBILITY..............    8
   10.3    POWERS OF THE PLAN ADMINISTRATOR....................    8
   10.4    CLAIMS..............................................    8
   10.5    CREATION OF COMMITTEE...............................   10
   10.6    CHAIRMAN AND SECRETARY..............................   10
   10.7    APPOINTMENT OF AGENTS...............................   10
   10.8    MAJORITY VOTE AND EXECUTION OF INSTRUMENTS..........   10
   10.9    ALLOCATION OF RESPONSIBILITIES AMONG COMMITTEE
           MEMBERS.............................................   10
  10.10    CONFLICT OF INTEREST................................   10
  10.11    OTHER FIDUCIARY CAPACITIES..........................   11
  10.12    AUTHORITY TO ESTABLISH A TRUST......................   11
  10.13    PREPAYMENT..........................................   11

ARTICLE 11
- ----------
           SCOPE OF RESPONSIBILITY.............................   11
           -----------------------
  11.1     SCOPE OF RESPONSIBILITY.............................   11

                               TABLE OF CONTENTS
                                  Continued

                                                                  PAGE

ARTICLE 12
- -----------
           AMENDMENT, MERGER, AND TERMINATION..................   12
           ----------------------------------
  12.1     AMENDMENT...........................................   12
  12.2     MERGER OR CONSOLIDATION OF COMPANY..................   12
  12.3     TERMINATION OF PLAN OR DISCONTINUANCE OF
           CONTRIBUTIONS.......................................   13
  12.4     LIMITATION OF COMPANY LIABILITY.....................   13

ARTICLE 13
- ----------
           COMPANY OWNED LIFE INSURANCE........................   13
           ----------------------------
  13.1     COMPANY OWNS ALL RIGHTS.............................   13
  13.2     PARTICIPANT COOPERATION.............................   13
  13.3     PARTICIPANT MISREPRESENTATION.......................   13

ARTICLE 14
- ----------
           MISCELLANEOUS.......................................   14
           -------------
  14.1     NONALIENATION OF BENEFITS...........................   14
  14.2     UNSECURED COMPANY LIABILITY.........................   14
  14.3     NO EMPLOYMENT AGREEMENT.............................   14
  14.4     DESIGNATION OF BENEFICIARY..........................   14
  14.5     PAYMENT TO INCOMPETENTS.............................   14
  14.6     BINDING EFFECT......................................   15
  14.7     ENTIRE PLAN.........................................   15
  14.8     ENFORCEABILITY......................................   15

ARTICLE 15
- ----------
           CONSTRUCTION........................................   15
           ------------
  15.1     GOVERNING LAW.......................................   15
  15.2     GENDER..............................................   15
  15.3     HEADINGS, ETC.......................................   15

                                   ARTICLE 1
                                   ---------

                             STATEMENT OF PURPOSE
                             --------------------

    EVANS & SUTHERLAND COMPUTER CORPORATION, a Utah corporation, has adopted the Evans & Sutherland Computer Corporation Supplemental Executive Retirement Plan in order to provide its key executives a retirement benefit that supplements the benefit to which they may be entitled under the Evans & Sutherland Computer Corporation Defined Benefit Pension Plan.

                                   ARTICLE 2
                                   ---------
                                  DEFINITIONS
                                  -----------

        DEFINITIONS. When a word or phrase shall appear in this Plan with the
        -----------
initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be a term defined in this ARTICLE 2. The following words and phrases utilized in the Plan with the initial letter capitalized shall have the meanings set forth in this ARTICLE 2, unless a clearly different meaning is required by the context in which the word or phrase is used:

    2.1      "ACTUARIAL EQUIVALENT" means of equal current value when computed
              --------------------
on the basis of actuarial procedures, assumptions, factors, and tables adopted by the Plan Administrator from time to time or as used by an independent actuary hired by the Plan Administrator. Actuarial Equivalent factors are the appropriate numerical ratios which enable a benefit that is Actuarially Equivalent to another benefit to be calculated.

    2.2      "AVERAGE BASE COMPENSATION" means the Participant's base
              -------------------------
compensation for each of the three (3) consecutive calendar years of his employment with the Company that produces the highest annual average. If a Participant has been employed by the Company for more than one (1) but less than three (3) calendar years, the Participant's Average Base Compensation shall be based upon that Participant's actual calendar years of employment. If a Participant has been employed by the Company for less than one (1) year, the Participant's Average Base Compensation shall be equal to the Participant's base salary for that year. For purposes of this definition, the term "base compensation" means the Participant's base compensation for the applicable calendar year, but shall also include amounts deferred by the Participant during such calendar year under the Evans & Sutherland Computer Corporation 401(k) Deferred Savings Plan and the Evans & Sutherland Computer Corporation Executive Savings Plan (all other forms of compensation shall be disregarded for purposes of this Plan).

    2.3      "BENEFICIARY" means any person or persons designated by a
              -----------
Participant in writing on a form satisfactory to the Plan Administrator. In the absence of any living designated beneficiary, a Participant's Beneficiary shall be the Participant's surviving spouse. If there is no surviving spouse, the Participant's Beneficiary shall be the Participant's estate.

    2.4  "BOARD" means the Board of Directors of the Evans & Sutherland Computer
          -----
Corporation.

    2.5      "CAUSE" means the termination of a Participant's employment with
              -----
the Company for any one or more of the following reasons: (a) embezzlement or theft from the Company, or other acts of dishonesty in dealing with the Company;
(b) use by the Participant of alcohol, drugs, narcotics, or other controlled substances to such an extent that the Participant's ability to perform his duties as an employee of the Company is materially impaired; (c) conviction of a crime amounting to a felony under the laws of the United States of America or any of the states; (d) when the seriousness of an initial infraction is of such gravity that termination is warranted; or (e) when prior attempts through corrective counseling have failed to improve performance, attendance, conduct, or any combination thereof. The determination of whether or not Cause exists shall be made by the Plan Administrator.

    2.6      "CHANGE OF CONTROL" means any of the following: (i) the Company
              -----------------
executes a definitive agreement to merge or consolidate with or into another corporation in which the Company is not the surviving corporation and the Company's common stock is converted into or exchanged for stock or securities of any other corporation, cash, or any other thing of value; (ii) the Company executes a definitive agreement to sell or otherwise dispose of substantially all its assets; (iii) the Company undergoes a change of control of the nature required to be reported in response to item 6(e) of Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended; (iv) a public announcement that more than thirty percent (30%) of the Company's then outstanding voting stock has been acquired by any person or group; or (v) a change is made in the membership of the Board resulting in a membership of which less than a majority were also members of the Board on the date two years prior to such change, unless the election, or the nomination for election by the stockholders of the Company, of each new director was approved by the vote of at last two-thirds of the directors then still in office who were directors on the date two years prior to such change.

    2.7      "COMPANY" means Evans & Sutherland. Computer Corporation, a Utah
              -------
corporation, including any subsidiaries, successors, and assigns thereto.

    2.8      "DISABILITY" means the injury or sickness of the Participant, such
              ----------
that he is unable to perform the substantial and material duties of his regular occupation with the Company (determined at the time of such Disability), and which requires the Participant to be under the care of a licensed physician (unless the Plan Administrator determines that a physician's care would be of no further benefit to the Participant). A Participant shall be presumed to be Disabled if the injury or sickness causes the Participant to totally and irrevocably lose speech, hearing in both ears, sight in both eyes, use of both hands, both feet, or one hand and one foot even if the Participant is able to continue work for the Company. The Plan Administrator's determination of Disability shall be conclusive and binding on all parties.

    2.9      "EARLY RETIREMENT DATE" means a date on which a Participant retires
              ---------------------
from the Company on or after attaining age fifty-five (55) and at least one (1) Year of Participation in the Plan after having completed at least five (5) Years of Service with the Company.

    2.10     "EFFECTIVE DATE" means July 1, 1995.
              --------------

    2.11     "NORMAL RETIREMENT DATE" means the date on which a Participant
              ----------------------
retires from the Company on or after attaining age sixty-five (65) after having completed at least one (1) Year of Participation in the Plan.

    2.12     "PARTICIPANT" means an employee of the Company selected by the
              -----------
Compensation Committee of the Board for participation in the Plan in accordance with Section 3 hereof, and who has not for any reason become ineligible to participate further in this Plan. An individual shall be deemed to continue as a Participant until all benefits payable to the Participant under this Plan have been distributed.

    2.13     "PLAN" means the Evans & Sutherland Computer Corporation
              ----
Supplemental Executive Retirement Plan, as amended.

    2.14     "PLAN YEAR" means the twelve month period commencing on July 1 of
              ---------
each year and ending the following June 30.

    2.15     "SERP AGREEMENT" means a written agreement between a Participant
              --------------
and the Plan Administrator.

    2.16     "TRUST AGREEMENT" means the agreement entered into between the
              ---------------
Company and the Trustee.

    2.17     "TRUST FUND" means the fund established by the Company pursuant to
              ----------
the terms of the Trust Agreement as may be established under this Plan.

    2.18     "TRUSTEE" means the individual, individuals, or entity selected by
              -------
the Company to act as such. The Trustee shall acknowledge acceptance and appointment by the execution of the Trust Agreement or, in the case of a successor Trustee, by the execution of an appropriate written instrument. If the Company appoints two or more individuals or entities to act jointly as the Trustee, the term "Trustee" shall refer collectively to all such individuals or entities.

    2.19     "YEAR OF PARTICIPATION" means a period of twelve (12) consecutive
              ---------------------
months during which a Participant has participated in the Plan.

    2.20     "YEAR OF SERVICE" means a Plan Year during which a Participant is
              ---------------
employed by the Company and has completed 1,000 or more "hours of service" as such term is defined in DOL Reg. Sec.2530.200b-2. In determining a Participant's Years of Service for purposes of determining the Participant's benefit under ARTICLES 4, 7, and 8, Years of Service prior to the Effective Date of the Plan (up to a maximum of ten) shall be counted. In determining a Participant's Years of Service for purposes of determining the Participant's vested Severance Benefit under Section 6.2, Years of Service prior to the Effective Date of the Plan shall not be counted.

                                   ARTICLE 3
                                   ---------

                         ELIGIBILITY AND PARTICIPATION
                         -----------------------------

    3.1      ELIGIBILITY. Participation in the Plan shall be limited to those
             -------------
individuals who are members of a "select group of management or highly compensated employees" for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). From among these individuals, the Compensation Committee of the Board (the "Compensation Committee"), in its sole discretion, shall select employees of the Company who are eligible to become Participants.

    3.2      PARTICIPATION. The Plan Administrator shall notify those employees
             ---------------
selected for participation of the benefits available under the Plan. An eligible employee becomes a Participant in the Plan after he is selected to participate and has signed and delivered to the Plan Administrator a SERP Agreement. Thereafter, a Participant shall remain a Participant as long as he is continuously employed by the Company, or until his participation is terminated by the Compensation Committee.

    3.3      SUICIDE. Notwithstanding anything in this Plan or any SERP
             ---------
Agreement to the contrary, a Participant who commits suicide within two (2) years after the effective date of his participation in the Plan, shall not be entitled to any benefit under the Plan. Likewise, no Beneficiary claiming under any such Participant shall be entitled to any benefit under the Plan.

                                   ARTICLE 4
                                   ---------

                               RETIREMENT BENEFIT
                               ------------------

    4.1      NORMAL RETIREMENT BENEFIT. If a Participant is continually employed
             ---------------------------
by the Company until his Normal Retirement Date, he shall be entitled to receive annual normal retirement benefit equal to the amount determined under the following formula:

                                   (X-Y) x A/B

    X =  66.7% of the Participant's Average Base Compensation.
    Y = The annual benefit payable to the Participant under the Evans & Sutherland Computer Corporation Defined Benefit Pension Plan.
    A = The Participant's total number of Years of Service with the Company at the time of determination (up to a maximum number of ten).
    B =  Ten.

    This annual normal retirement benefit shall be payable in equal monthly installments commencing on the first day of the month following the Participant's Normal Retirement Date and shall continue for the remainder of the Participant's life.

    4.2      EARLY RETIREMENT BENEFIT. If a Participant is continually employed
             --------------------------
by the Company until his Early Retirement Date, he shall be entitled to receive an annual early retirement benefit equal to the Actuarial Equivalent of his normal retirement benefit as determined in Section 4.1. This annual early retirement benefit shall be payable in equal monthly installments commencing on the first day of the month following the Participant's Early Retirement Date and shall continue for the remainder of the Participant's life.

    4.3     DEATH AFTER COMMENCEMENT OF RETIREMENT BENEFIT. If a Participant
            ------------------------------------------------
dies after normal or early retirement benefits have commenced, but prior to receiving twelve (12) monthly payments, such monthly payments shall be continued to the Participant's Beneficiary until the total number of monthly payments made to the Participant and the Beneficiary equals twelve (12). If the Participant dies after having received twelve (12) or more monthly payments, no further benefits shall be paid to the Participant or to the Participant's Beneficiary.

    4.4      ALTERNATE FORM OF PAYMENT. The Plan Administrator may, in its sole
             ---------------------------
and absolute discretion, approve a retiring Participant's request of an alternate form of payment of the benefit, in which case such payments shall equal the Actuarial Equivalent of the normal form of benefit hereunder, which is straight life annuity. Such a request must be made before the Participant terminates employment.

    4.5      FORFEITURE OF BENEFITS. Notwithstanding any provision in this Plan
             ------------------------
to the contrary, a Participant shall forfeit all benefits under the Plan if his employment with the Company is terminated for Cause or if he violates the restrictive covenant set forth in ARTICLE 9.

                                   ARTICLE 5
                                   ---------

                                SURVIVOR BENEFIT
                                ----------------

    5.1      SURVIVOR BENEFIT. If a Participant dies while employed by the
             ------------------
Company, the Company shall pay to the Participant's Beneficiary an annual benefit equal to 44.44% of the Participant's Average Base Compensation, determined as of the date of the Participant's death. This annual benefit shall be payable in equal monthly installments commencing on the first day of the month following the Participant's death and shall continue for the lesser of twenty (20) years or the life of the Beneficiary.

                                   ARTICLE 6
                                  ----------
                               SEVERANCE BENEFIT
                               -----------------

    6.1      SEVERANCE BENEFIT. If a Participant terminates employment with the
             -------------------
Company prior to his Early Retirement Date, other than by reason of death, Disability, or for Cause, the Participant shall be entitle to receive an annual severance benefit equal to the vested percentage of the Actuarial Equivalent of his normal retirement benefit as determined in Section 4.1. The annual severance benefit shall be payable in equal monthly installments over a ten year period commencing on the first day of the month following the month the participant reaches age 65.

    6.2      VESTED PERCENTAGE. A Participant's vested percentage shall be
             -------------------
determined in accordance with the following schedule:

         Years of Service         Vested Percentage
         ----------------         -----------------

           Less than 1                   0%
        1 but less than 2               33 1/3%
        2 but less than 3               66 2/3%
           3 or more                     100%

    If a Participant terminates employment prior to attaining his Early Retirement Date, other than by reason of death or Disability, before completing at least one Year of Service, the Participant shall not be entitled to any benefits under the Plan. Likewise, no Beneficiary claiming under any such Participant shall be entitled to any benefit under the Plan.

                                   ARTICLE 7
                                   ---------

                               CHANGE OF CONTROL
                               -----------------

    7.1      FUNDING OF TRUST ON CHANGE OF CONTROL. In the event of a Change of
             ---------------------------------------
Control, the Company shall immediately transfer to the Trust Fund an amount of cash or other property equal to the Actuarial Equivalent of each Participant's normal retirement benefit, as determined under Section 4.1, determined as of the date of the Change of Control.

    7.2     TERMINATION ON CHANGE OF CONTROL. Notwithstanding anything in this
            ----------------------------------
Plan to the contrary, if a Participant's employment with the Company is terminated for any reason other than for Cause within two (2) years after the actual events that gave rise to a Change of Control have occurred, the Participant shall be entitled to a benefit equal to the Actuarial Equivalent of his normal retirement benefit, as determined under Section 4.1, determined as of the date of the Participant's termination of employment. For purposes of calculating a Participant's normal retirement benefit under this Section 7.2, a Participant shall be deemed to have ten (10) Years of Service with the Company and at least one (1) Year of Participation in the Plan and shall be automatically 100% vested in his benefit. Such benefit shall be paid in a lump sum within sixty (60) days of the Participant's termination of employment with the Company.

                                   ARTICLE 8
                                   ---------

               DISABILITY BENEFIT AND AUTHORIZED LEAVE OF ABSENCE
               --------------------------------------------------

    8.1      DISABILITY BENEFIT. Notwithstanding anything to the contrary
             --------------------
herein, if a Participant's employment with the Company is terminated prior to attaining age 55 as a result of the Participant's Disability, the Participant shall be entitled to an annual benefit equal to the Actuarial Equivalent of his normal retirement benefit as determined under Section 4.1. For purposes of calculating the Participant's normal retirement benefit under this Section 8.1, a Participant shall be deemed to have ten (10) Years of Service with the Company and at least one (1) Year of Participation in the Plan. A Participant's Disability benefit shall commence as of the first day of the month after the Participant attains age 55.

    8.2     AUTHORIZED LEAVE OF ABSENCE. A Participant's employment with the
            -----------------------------
Company shall not be deemed to have terminated for purposes of this Plan during any authorized leave of absence.

                                   ARTICLE 9
                                   ---------

                              RESTRICTIVE COVENANT
                              --------------------

    9.1      RESTRICTIVE COVENANT. If, during the three-year period following a
             ----------------------
Participant's termination of employment with, or retirement from, the Company, the Participant owns (other than a less than one percent (1%) ownership interest in a publicly-traded entity), manages, operates, joins, controls, is employed by, or participates in the ownership, management, operation, or control of, or is connected in any manner with, any business that competes with the Company, the Participant shall forfeit his benefits under this Plan.

                                  ARTICLE 10
                                  -----------

                                ADMINISTRATION
                                --------------

    10.1     PLAN ADMINISTRATOR. The Employer shall be the Plan Administrator,
             --------------------
but it may delegate its duties as such to a committee appointed in accordance with Section 10.5.

    10.2     ALLOCATION OF FIDUCIARY RESPONSIBILITY. The Plan Administrator is
             ----------------------------------------
the named fiduciary with respect to the administration of the Plan. It shall not be responsible for any fiduciary functions or other duties assigned to the Trustee pursuant to this Plan or the Trust Agreement.

    10.3     POWERS OF THE PLAN ADMINISTRATOR.
             --------------------------------

    (a)      GENERAL POWERS. The Plan Administrator shall have the power and
             ----------------
discretion to perform the administrative duties described in this Plan or required for proper administration of the Plan and shall have all powers necessary to enable it to properly carry out such duties. Without limiting the generality of the foregoing, the Plan Administrator shall have the power and discretion to construe and interpret this Plan, to hear and resolve claims relating to this Plan, and to decide all questions and disputes arising under this Plan. The Plan Administrator shall determine, in its discretion, the service credited to the Participants, the status and rights of a Participant, and the identity of the Beneficiary or Beneficiaries entitled to receive any benefits payable hereunder on account of the death of a Participant.

    (b)      BENEFIT PAYMENTS. Except as is otherwise provided hereunder, the
             ------------------
Plan Administrator shall determine the manner and time of payment of benefits under this Plan. Any benefit disbursements by the Trustee shall be made upon the instructions of the Plan Administrator.

    (c)       DECISIONS FINAL. The decision of the Plan Administrator upon all
              -----------------
matters within the scope of its authority shall be binding and conclusive upon all persons.

    (d)      REPORTING AND DISCLOSURE. The Plan Administrator shall file all
             --------------------------
reports and forms lawfully required to be filed by the Plan Administrator with any governmental agency or department, federal, or state, and shall distribute any forms, reports, statements or plan descriptions lawfully required to be distributed to Participants and others by any governmental agency or department, federal or state.

    10.4     CLAIMS.
             -------

    (a)       FILING OF CLAIM. A Participant or Beneficiary entitled to benefits
              -----------------
need not file a written claim to receive benefits. If an employee, Participant, Beneficiary, or any other person is dissatisfied with the determination of his benefits, eligibility, participation, or any other right or interest under this Plan, such person may file a written statement setting forth the basis of the claim with the Plan Administrator in a manner prescribed by the Plan Administrator. In connection with the determination of a claim, or in connection with review of a denied claim, the claimant may examine this Plan and any other pertinent documents generally available to Participants relating to the claim and may submit comments in writing.

    (b)      NOTICE OF DECISION. A written notice of the disposition of any such
             --------------------
claim shall be furnished to the claimant within thirty (30) days after the claim is filed with the Plan Administrator, provided that the Plan Administrator may have an additional period to decide the claim if it advises the claimant in writing of the need for an extension and the date on which it expects to decide the claim. The notice of disposition of a claim shall refer, if appropriate, to pertinent provisions of this Plan, shall set forth in writing the reasons for denial of the claim if the claim is denied (including references to any pertinent provisions of this Plan), and where appropriate shall explain how the claimant can perfect the claim.

    (c)       REVIEW. If the claim is denied, in whole or in part, the claimant
              --------
shall also be notified in writing that a review procedure is available. Thereafter, within ninety (90) days after receiving the written notice of the Plan Administrator's disposition of the claim, the claimant may request in writing, and shall be entitled to, a review meeting with the Plan Administrator to present reasons why the claim should be allowed. The claimant shall be entitled to be represented by counsel at the review meeting. The claimant also may submit a written statement of his claim and the reasons for granting the claim. Such statement may be submitted in addition to, or in lieu of, the review meeting with the Plan Administrator. The Plan Administrator shall have the right to request of and receive from a claimant such additional information, documents, or other evidence as the Plan Administrator may reasonably require. If the claimant does not request a review meeting within ninety (90) days after receiving written notice of the Plan Administrator's disposition of the claim, the claimant shall be deemed to have accepted the Plan Administrator's written disposition, unless the claimant shall have been physically or mentally incapacitated so as to be unable to request review within the ninety (90) day period.

    (d)      DECISION FOLLOWING REVIEW. A decision on review shall be rendered
             ---------------------------
in writing by the Plan Administrator ordinarily not later than sixty (60) days after review, and a written copy of such decision shall be delivered to the claimant. If special circumstances require an extension of the ordinary period, the Plan Administrator shall so notify the claimant. In any event, if a claim is not determined within one hundred twenty (120) days after submission for review, it shall be deemed to be denied.

    (e)      DECISIONS FINAL; PROCEDURES MANDATORY. To the extent permitted by
             ---------------------------------------
law, a decision on review by the Plan Administrator shall be binding and conclusive upon all persons whomsoever. To the extent permitted by law, completion of the claims procedures described in this Section shall be a mandatory precondition that must be complied with prior to commencement of a legal or equitable action in connection with the Plan by a person claiming rights under the Plan or by another person claiming rights through such a person. The Plan Administrator may, in its sole discretion, waive these procedures as a mandatory precondition to such an action.

    10.5     CREATION OF COMMITTEE. The Company may appoint a committee to
             -----------------------
perform its duties as Plan Administrator by the adoption of appropriate Board resolutions. The committee shall consist of at least two (2) members, and they shall hold office during the pleasure of the Board. The committee members shall serve without compensation but shall be reimbursed for all expenses by the Company. The committee shall conduct itself in accordance with the provisions of this ARTICLE TEN. The members of the committee may resign with thirty (30) days notice in writing to the Company and may be removed immediately at any time by written notice from the Company.

    10.6     CHAIRMAN AND SECRETARY. The committee shall elect a chairman from
             ------------------------
among its members and shall select a secretary who is not required to be a member of the committee and who may be authorized to execute any document or documents on behalf of the committee. The secretary of the committee or his designee shall record all acts and determinations of the committee and shall preserve and retain custody of all such records, together with such other documents as may be necessary for the administration of this Plan or as may be required by law.

    10.7    APPOINTMENT OF AGENTS. The committee may appoint such other agents,
            -----------------------
who need not be members of the committee, as it may deem necessary for the effective performance of its duties, whether ministerial or discretionary, as the committee may deem expedient or appropriate. The compensation of any agents who are not employees of the Company shall be fixed by the committee within any limitations set by the Board.

    10.8    MAJORITY VOTE AND EXECUTION OF INSTRUMENTS. In all matters,
            --------------------------------------------
questions, and decisions, the action of the committee shall be determined by a majority vote of its members. They may meet informally or take any ordinary action without the necessity of meeting as a group. All instruments executed by the committee shall be executed by a majority of its members or by any member of the committee designated to act on its behalf.

    10.9    ALLOCATION OF RESPONSIBILITIES AMONG COMMITTEE MEMBERS. The
            --------------------------------------------------------
committee may allocate responsibilities among its members or designate other persons to act on its behalf. Any allocation or designation, however, must be set forth in writing and must be retained in the permanent records of the committee.

    10.10 CONFLICT OF INTEREST. No member of the committee who is a Participant
          ----------------------
shall take any part in any action in connection with his participation as an individual. Such action shall be voted or decided by the remaining members of the committee.

    10.11    OTHER FIDUCIARY CAPACITIES. The members of the committee may also
             ----------------------------
serve in any other fiduciary capacity, and, specifically, all or some members of the committee may serve as Trustee. Notwithstanding any other provision of this Plan, if and so long as any two (2) members of the committee also serve as Trustee, any provision of this Plan or the Trust Agreement which requires a direction, certification, notification, or other communication from the Plan Administrator to the Trustee shall be inapplicable. If and so long as any two
(2) members of the committee also serve as Trustee, any action taken by either the committee or the Trustee shall be deemed to be taken by the appropriate party.

    10.12  AUTHORITY TO ESTABLISH A TRUST. The Company shall have the right at
           --------------------------------
any time to establish a trust to which the Company may transfer from time to time certain assets to be used by the Trustee to satisfy some or all of the Company's obligations and liabilities under the Plan. All assets held by the Trust Fund shall be subject to the claims of the Company's creditors in the event of the Company's Insolvency (as defined in the Trust Agreement).

    10.13  PREPAYMENT. The Plan Administrator may, in its sole and absolute
           ------------
discretion, prepay all or any part of the monthly installments remaining to be paid to the Participant or the Beneficiary under this Plan. The amount of such prepayment shall equal the Actuarial Equivalent of the remaining monthly installments being prepaid, as determined by the Plan Administrator using an independent actuary, and receipt thereof by the Participant or Beneficiary shall be in full satisfaction of all remaining obligations of the Company under the Plan.

                                  ARTICLE 11
                                  -----------
                            SCOPE OF RESPONSIBILITY
                            -----------------------

    11.1  SCOPE OF RESPONSIBILITY.
          ------------------------

    (a)      GENERAL. The Company, the Plan Administrator and the Trustee shall
             ---------
perform the duties respectively assigned to them under this Plan and the Trust Agreement and shall not be responsible for performing duties assigned to others under the terms and provisions of this Plan or the Trust Agreement. No inference of approval or disapproval is to be made from the inaction of any party described above or the employee or agent of any of them with regard to the action of any other such party. Persons, organizations, or corporations acting in a position of any fiduciary responsibility with respect to the Plan or the Trust Fund may serve in more than one fiduciary capacity.

    (b)      ADVISORS. The Company, the Plan Administrator, and the Trustee
             ----------
shall have authority to employ advisors, legal counsel, accountants, and actuaries in connection with the administration of the Plan and the Trust Fund, as set forth in the Trust Agreement. To the extent permitted by applicable law, the Company, the Plan Administrator, and the

Trustee shall not be liable for complying with the directions of any advisors, legal counsel, or accountants appointed pursuant to this Plan or the Trust Agreement.

    (c)       INDEMNIFICATION. To the extent permitted by law, the Company shall
              -----------------
and does hereby jointly and severally indemnify and agree to hold harmless its employees, officers, and directors who serve in fiduciary capacities with respect to the Plan and the Trust Agreement from all loss, damage, or liability, joint or several, including payment of expenses in connection with defense against any such claim, for their acts, omissions, and conduct, and for the acts, omissions, and conduct of their duly appointed agents, which acts, omissions, or conduct constitute or are alleged to constitute a breach of such individual's fiduciary or other responsibilities under ERISA or any other law, except for those acts, omissions, or conduct resulting from his own willful misconduct, willful failure to act, or gross negligence; provided, however, that if any party would otherwise be entitled to indemnification hereunder in respect of any liability and such party shall be insured against loss as a result of such liability by any insurance contract or contracts, such party shall be entitled to indemnification hereunder only to the extent by which the amount of such liability shall exceed the amount thereof payable under such insurance contract or contracts.

                                  ARTICLE 12
                                  -----------
                       AMENDMENT, MERGER AND TERMINATION
                       ---------------------------------

    12.1  AMENDMENT.
          ---------
    The Company shall have the right at any time, by an instrument in writing duly executed, acknowledged and delivered to the Plan Administrator and the Trustee, to modify, alter or amend this Plan; provided, however, that the duties and liabilities of the Plan Administrator and the Trustee hereunder shall not be substantially increased without their written consent; and provided further that the amendment shall not reduce any Participant's interest in the Plan, calculated as of the date on which the amendment is adopted.

    12.2  MERGER OR CONSOLIDATION OF COMPANY.
          -----------------------------------
    The Plan shall not be automatically terminated by the Company's acquisition by or merger into any other employer, but the Plan shall be continued after such acquisition or merger if the successor employer elects and agrees to continue the Plan and to become a party to the Trust Agreement. All rights to amend, modify, suspend, or terminate the Plan shall be transferred to the successor employer, effective as of the date of the merger and provided specifically that the successor employer shall not have the right to amend the Plan to reduce any Participant's interest in the Plan, calculated as of the date on which any amendment is adopted.

   12.3  TERMINATION OF PLAN OR DISCONTINUANCE OF CONTRIBUTIONS.
         -------------------------------------------------------

    It is the expectation of the Company that this Plan will be continued indefinitely. However, continuance of the Plan is not assumed as a contractual obligation of the Company, and the right is reserved at any time to terminate this Plan or to reduce, temporarily suspend, or discontinue contributions hereunder, provided that any such termination, reduction, suspension, or discontinuance of contributions shall not reduce any Participant's interest in the Plan, calculated as of the date such action is taken.

    12.4  LIMITATION OF COMPANY LIABILITY.
          --------------------------------

    The adoption of this Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Employee or Participant or to be consideration for, an inducement to, or a condition of the employment of any employee. A Participant, employee, or Beneficiary shall not have any right to retirement or other benefits except to the extent provided herein.

                                  ARTICLE 13
                                  -----------

                          COMPANY-OWNED LIFE INSURANCE
                          ----------------------------

    13.1     COMPANY OWNS ALL RIGHTS. In the event that, in its discretion, the
             -------------------------
Company purchases a life insurance policy or policies insuring the life of any Participant to allow the Company to informally finance and/or recover, in whole or in part, the cost of providing the benefits hereunder, neither the Participant nor any Beneficiary shall have any rights whatsoever therein. The Company shall be the sole owner and beneficiary of any such policy or policies and shall possess and may exercise all incidents of ownership therein, except that the Company may transfer such policies to the Trust Fund in the event of a Change of Control.

    13.2     PARTICIPANT COOPERATION. If the Company decides to purchase a life
             -------------------------
insurance policy or policies on any Participant, the Company will so notify each Participant. Each Participant shall consent to being insured for the benefit of the Company and shall take whatever actions may be necessary to enable the Company to timely apply for and acquire such life insurance and to fulfill the requirements of the insurance carrier relative to the issuance thereof as a condition of eligibility to participate in the Plan.

    13.3     PARTICIPANT MISREPRESENTATION. If: (a) any Participant is required
             -------------------------------
by this Plan to submit information to any insurance carrier; and (b) the Participant makes a material misrepresentation in any application for such insurance; and (c) as a result of that material misrepresentation the insurance carrier is not required to pay all or any part of the proceeds provided under that insurance, then the Participant's (or the Participant's Beneficiary's) rights to any benefits under this Plan may be, at the sole discretion of the Board, reduced or forfeited.

                                  ARTICLE 14
                                  -----------
                                 MISCELLANEOUS
                                 -------------

    14.1     NONALIENATION OF BENEFITS. No right or benefit under this Plan
             ---------------------------
shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge any right or benefit under this Plan shall be void. No such right or benefit shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled thereto.

    14.2     UNSECURED COMPANY LIABILITY. The obligation of the Company to make
             -----------------------------
payments to a Participant under this Plan shall constitute an unsecured liability of the Company. Such payments shall be made from the general funds of the Company, and the Company shall not be required to establish or maintain any special or separate fund, to purchase or acquire life insurance on a Participant's life, or otherwise to segregate assets to assure that such payments shall be made. Neither a Participant nor any other person shall have any interest in any particular asset of the Company by reason of its obligation hereunder, and the right of any of them to receive payments under this Plan shall be no greater than the right of any other unsecured general creditor of the Company.

    14.3     NO EMPLOYMENT AGREEMENT. Neither the execution of this Plan or any
             -------------------------
SERP Agreement nor any other action taken by the Company pursuant to this Plan shall beheld or construed to confer on a Participant any legal right to be continued as an employee of the Company or to restrict the right of the Company to terminate his employment.

    14.4     DESIGNATION OF BENEFICIARY. Each Participant shall file with the
             ----------------------------
Company a notice in writing, in a form acceptable to the Board, designating one or more Beneficiaries to whom payments becoming due by reason of or after his death shall be made. Participants shall have the right to change the Beneficiary or Beneficiaries so designated from time to time; provided, however, that no such change shall become effective until received in writing and acknowledged by the Company.

    14.5     PAYMENT TO INCOMPETENTS. The Company shall make the payments
             -------------------------
provided herein directly to the Participant or Beneficiary entitled thereto or, if such Participant or Beneficiary has been determined by a court of competent jurisdiction to be mentally or physically incompetent, then payment shall be made to the duly appointed guardian, committee, or other authorized representative of such Participant or Beneficiary. The Company shall have the right to make payment directly to a Participant or Beneficiary until it has received actual notice of the physical or mental incapacity of such Participant or Beneficiary and actual notice of the appointment of a duly authorized representative of his estate.

    14.6     BINDING EFFECT. Obligations incurred by the Company pursuant to
             ----------------
this Plan shall be binding upon and inure to the benefit of the Company, its successors, and assigns, and the Participant, his Beneficiaries, personal representatives, heirs, and legatees.

    14.7     ENTIRE PLAN. This document and any amendments hereto contain all
             -------------
the terms and provisions of the Plan and shall constitute the entire Plan, nay other alleged terms or provisions being of no effect.

    14.8  ENFORCEABILITY. If any term or condition of this Plan shall be invalid
          ----------------
or unenforceable to any extent or in any application, then the remainder of the Plan, and such term or condition except to such extent or in such application, shall to be affected thereby, and each and every term and condition of the Plan shall be valid and enforced to the fullest extent and in the broadest application permitted by law.

                                  ARTICLE 15
                                 ------------

                                 CONSTRUCTION
                                 ------------

    15.1     GOVERNING LAW. This Plan shall be construed and governed in
             ---------------
accordance with the laws of the State of Utah to the extent not preempted by Federal law.

    15.2     GENDER. The masculine gender, where appearing in the Plan, shall be
             --------
deemed to include the feminine gender, and the singular may include the plural, unless the context clearly indicates to the contrary.

    15.3     HEADINGS, ETC. All headings used in this Plan are for convenience
             ---------------
of reference only and are not part of the substance of this Plan.

    IN WITNESS WHEREOF, this Plan, having been duly approved and adopted by the Board of Directors of the Company, is executed, by the duly authorized officers of the Company as of the Effective Date.

                                         EVANS & SUTHERLAND COMPUTER CORPORATION

                                         By:___________________________

                                          Name:________________________

                                          Title:_______________________